UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 17, 2017

XEROX CORPORATION

(Exact name of registrant as specified in its charter)

New York	001-04471	16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 4505

45 Glover Avenue

Norwalk, Connecticut

06856-4505

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 968-3000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 17, 2017, Xerox Corporation (the “Company”) completed its previously announced private offers to purchase and exchange (the “Offers”) outstanding 6.350% Senior Notes due 2018 (“6.350% Notes”), 5.625% Senior Notes due 2019 (“5.625% Notes”), 2.750% Senior Notes due 2019 (“2.750% Notes due 2019”), 2.800% Senior Notes due 2020 (“2.800% Notes”), 3.500% Senior Notes due 2020 (“3.500% Notes”) and 2.750% Senior Notes due 2020 (“2.750% Notes due 2020”) (collectively, the “Existing Notes”) for cash and new 4.070% Senior Notes due 2022 (“New Notes”) issued by the Company. Approximately $600 million aggregate principal amount of Existing Notes were accepted in the Offers, consisting of $259,999,000 aggregate principal amount of 6.350% Notes, $96,362,000 aggregate principal amount of 5.625% Notes, $94,016,000 aggregate principal amount of 2.750% Notes due 2019, $87,233,000 aggregate principal amount of 2.800% Notes, $37,802,000 aggregate principal amount of 3.500% Notes and $24,795,000 aggregate principal amount of 2.750% Notes due 2020. At closing, the Company paid approximately $322 million in cash consideration (exclusive of accrued and unpaid interest on such Existing Notes and cash in lieu of fractional portions of New Notes) and issued $300 million aggregate principal amount of New Notes.

On March 17, 2017, the Company also issued a press release regarding the completion of its Offers. A copy of the press release is filed herewith as Exhibit 99.1, and incorporated by reference in this current report.

New Notes

The New Notes were issued pursuant to an Indenture dated as of December 4, 2009 (the “Indenture”) between the Company and the Bank of New York Mellon, as trustee.

The New Notes will mature on March 17, 2022, and will bear interest at 4.070% per annum. The Company will pay interest on the New Notes semi-annually on March 15 and September 15, commencing September 15, 2017, and will pay interest to the person in whose name a New Note is registered at the close of business on March 1 or September 1 preceding the interest payment date.

The Company may redeem the New Notes, in whole or in part at any time, and from time to time, prior to their maturity. If the Company elects to redeem the New Notes, the Company will pay a redemption price equal to 100% of the principal amount of the notes redeemed plus a make-whole premium, plus accrued and unpaid interest to the date of redemption.

The Indenture contains customary events of default, including, among others, failure to pay principal or interest on the New Notes when due. The Indenture also contains covenants, including, among others, restrictions on the Company’s ability and the ability of certain subsidiaries to create liens on certain assets, engage in certain sale/leaseback transactions and merge, consolidate or transfer all or substantially all of its assets.

The New Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities law and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The New Notes were offered only to persons who are (i) “qualified institutional buyers” as defined in Rule 144A under the Securities Act or (ii) outside the United States and persons other than “U.S. persons” as defined in Rule 902 under the Securities Act. This Current Report does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such offer, solicitation or sale would be unlawful.

The foregoing description of the Indenture and the New Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Indenture and the form of New Note, copies of which are filed as Exhibits 4.1 and 4.2 hereto, respectively.

Registration Rights Agreement

In connection with the issuance of the New Notes, the Company and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Goldman, Sachs & Co., as dealer managers, entered into a Registration Rights

Agreement dated as of March 17, 2017 (the “Registration Rights Agreement”). The Registration Rights Agreement requires the Company to use commercially reasonable efforts to file with the SEC and cause to become effective a registration statement relating to an offer to exchange the New Notes for an issue of SEC-registered notes with terms identical to the New Notes within 270 days after March 17, 2017. Under certain circumstances, the Company will be obligated to file a shelf registration statement with respect to the New Notes. If the Company fails to satisfy certain filing and other obligations under the Registration Rights Agreement, the Company must pay additional interest to holders of the New Notes.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 4.3 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

4.1	Form of Indenture dated as of December 4, 2009, by and between the Company and the Bank of New York Mellon, as trustee, relating to an unlimited among of senior debt securities. Incorporated by reference to Exhibit 4(b)(5) to Post-Effective Amendment No. 1 to Registrant’s Registration Statement No. 333-142900. See SEC File Number 001-04471.

4.2	Form of 4.070% Senior Note due 2022.

4.3	Registration Rights Agreement dated as of March 17, 2017, by and between the Company and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Goldman, Sachs & Co.

99.1	Press release issued March 17, 2017, by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XEROX CORPORATION

	By:	/s/ Douglas H. Marshall
Douglas H. Marshall
Date: March 17, 2017		Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Indenture dated as of December 4, 2009, by and between the Company and the Bank of New York Mellon, as trustee, relating to an unlimited among of senior debt securities. Incorporated by reference to Exhibit 4(b)(5) to Post-Effective Amendment No. 1 to Registrant’s Registration Statement No. 333-142900. See SEC File Number 001-04471.

4.2	Form of 4.070% Senior Note due 2022.

4.3	Registration Rights Agreement dated as of March 17, 2017, by and between the Company and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Goldman, Sachs & Co.

99.1	Press release issued March 17, 2017, by the Company.